SCHEDULE 14A INFORMATION

                                   Proxy Statement Pursuant to Section 14(a)
                                    of the Securities Exchange Act of 1934
                                               (Amendment No. )


Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if other than the
                                     Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

         (1)      Title of each class of securities to which transaction
                    applies:
                  -------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:
                  -------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                  Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4)      Proposed maximum aggregate value of transaction:
                  -------------------------------------------------------------
         (5)      Total fee paid:
                  -------------------------------------------------------------

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  ------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing Party:
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         (4)      Date Filed:
                  ------------------------------------------------------------









Dear Stockholder:

         On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders of Consolidated Delivery & Logistics, Inc. (the "Company") to be held at Ramada Inn, 265 Route 3 East, Clifton, New Jersey 07014 on Wednesday, June 17, 1998 at 10:00 a.m.

         The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. Enclosed is a copy of the Company's 1997 Annual Report and the Company's Annual Report on Form 10-K, which contains certain information regarding the Company and its 1997 results.

         It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

         I look forward to seeing you at the Annual Meeting.


                                            Sincerely,


                                            Albert W. Van Ness, Jr.
                                            Chairman of the Board
                                            and Chief Executive Officer


April 30, 1998
Clifton, New Jersey

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 17, 1998


         The Annual Meeting of Stockholders (the "Meeting") of Consolidated Delivery & Logistics, Inc. (the "Company") will be held at Ramada Inn, 265 Route 3 East, Clifton, New Jersey 07014 on Wednesday, June 17, 1998 at 10:00 a.m., to consider and act upon the following:

         1. Ratification of By-law amendment authorizing staggered terms for the Board of Directors.

         2.    The election of directors.

         3.    Ratification of Employee Stock Purchase Plan.

         4. Ratification of amendment to the 1995 Stock Option Plan for Independent Directors.

         5. Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for 1998.

         6. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock, par value $.001 per share, at the close of business on April 20, 1998 will be entitled to vote at the Meeting.


                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            Joseph G. Wojak
                                            Secretary

April 30, 1998
Clifton, New Jersey

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                380 Allwood Road
                            Clifton, New Jersey 07012
                ------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 17, 1998
               -------------------------------------------------


                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of Consolidated Delivery & Logistics, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at Ramada Inn, 265 Route 3 East, Clifton, New Jersey 07014 on Wednesday, June 17, 1998 at 10:00 a.m., and at any adjournments or postponements thereof (the "Meeting"). A stockholder who has voted by proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         The proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 30, 1998. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2, 3, 4, and 5 [(1) to ratify a By-law amendment authorizing staggered terms for the Board of Directors, (2) to elect the Board's nominees to the Board of Directors, (3) to ratify the Company's Employee Stock Purchase Plan, (4) to ratify an amendment to the 1995 Stock Option Plan for Independent Directors and (5) to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for 1998].

         The entire cost of soliciting these proxies will be borne by the Company. The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         At April 20, 1998 (the "Record Date"), the Company had outstanding 6,666,884 shares of common stock, par value $.001 per share ("Common Stock"). Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There is no right to cumulate votes in the election of directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote and the ratification of all other proposals will require the affirmative vote of a majority of the votes cast with respect to such proposal. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted only for the purpose of determining whether a quorum is present.

         Based  upon  information   available  to  the  Company,  the  following
stockholders beneficially owned more than 5% of the Common Stock as of April 1, 1998.

              NAME AND ADDRESS                        NUMBER OF SHARES             PERCENT OF
            OF BENEFICIAL OWNER                      BENEFICIALLY OWNED              CLASS

William T. Beaury                                        652,324(1)                    9.8%
24-30 Skillman Avenue
Long Island City, New York  11101

Thomas LoPresti                                          654,607(1)                   9.8%
24-30 Skillman Avenue
Long Island City, New York  11101

Vincent Brana                                            363,071(2)                   5.4%
80 Wesley Street
South Hackensack, New Jersey 07606


---------------------

(1) Includes (i) 638,708 shares of Common Stock held by a company which is jointly owned by Mr. Beaury and Mr. LoPresti, each of whom may be deemed to be the beneficial owner of all of such shares (ii) 9,092 shares of common stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program (the "Employee Stock Compensation Program") which are exercisable within 60 days of April 1, 1998 and (iii) For Mr. Beaury - 4,524 shares of Common Stock issuable upon the exercise of $50,000 in aggregate principal amount of the Company's 8% Subordinated Convertible Debentures due August 2000 (the "Debentures") and for Mr. LoPresti 2,262 shares of Common Stock issuable upon the exercise of the exercise of $25,000 in aggregate principal amount of the Company's 8% Subordinated Convertible Debentures due August 2000 and 4,545 shares of Common Stock issuable upon the exercise of $25,000 in aggregate principal amount of the Company's 10% Subordinated Convertible Debentures due August 2000.

(2) Includes 5,770 shares of Common Stock issuable upon the exercise of options pursuant to the Employee Stock Compensation Program which are exercisable within 60 days of April 1, 1998.

                                  PROPOSAL ONE


                              AMENDMENT OF BY-LAWS

         On November 6, 1997, the Board of Directors unanimously adopted a resolution to amend the Company's By-laws to create staggered terms for the Board of Directors by dividing the directors into three classes. The Company believes that this amendment will result in more stability and continuity in the functioning of the Board of Directors since only approximately one-third of the Board of Directors rather than the entire Board of Directors will be subject to election at each annual meeting of the shareholders. The adoption of Proposal 1 may have the effect of discouraging proxy contests and future takeover attempts which are not approved by the Board of Directors but which individual shareholders of the Company may deem to be in their best interests. However, the Board does not intend or view the adoption of a staggered Board as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of a hostile nature and this amendment to the By-laws is not being recommended in response to any specific effort to obtain control of the Company.


         If this proposal is approved, Section 3.1 of the By-laws of the Company would be replaced in its entirety by the following:

                           3.1 Number and Term of Office - (a) The Board of Directors shall consist of not less than three (3) nor more than twenty-one (21) directors, the actual number of which is to be fixed from time to time by the Board.

                  (b) The Board shall be divided into three classes, the members of each class to serve for three years. The number of directors in each class shall be fixed by the Board at the time the number of directors is fixed, and the number of directors in each class shall be as nearly equal as possible as the then total number of directors constituting the entire Board permits. This paragraph may only be amended by the shareholders of the Corporation.

                  (c) At the annual meeting of stockholders at which the stockholders approve the provision in the by-laws authorizing a classified Board, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting of stockholders, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders, and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting thereafter, directors shall be elected to fill the directorships of the class of directors whose terms have expired. Those directors shall hold office until the third successive annual meeting after their election and until their successors have been elected and qualified, so that the term of office of one class of directors shall expire at each annual meeting.


         Pursuant to the Company's By-laws, any vacancies which occur in the Board of Directors during the year may be filled by the Board of Directors to serve only until the next annual meeting of shareholders.

         The affirmative vote of a majority of the votes cast at the meeting by the shareholders entitled to vote thereat is required to adopt this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE BY-LAWS.


                                  PROPOSAL TWO

                              ELECTION OF DIRECTORS


         In accordance with the Company's Second Restated Certificate of Incorporation and By-laws, the number of directors of the Company has been set at nine. At a Board of Directors meeting held on November 6, 1997 the Board of Directors agreed to amend the By-Laws of the Company dividing the Board into three classes and creating staggered three year terms for the members of each class to serve subject to approval by the shareholders. The first class shall be elected to hold office for a one year term, the second class of directors shall be elected to hold office for a two year term and the third class of directors shall be elected to held office for a three year term. At each annual meeting hereafter directors shall be elected to fill the Directorship of the class of directors whose terms have expired. Those directors shall hold office until the third successive annual meeting after their election and until their successors have been elected and qualified so that the term of office of one class of directors shall expire at each annual meeting. It was further agreed (subject to shareholder approval as to the terms of office) that the following individuals be nominated to serve as directors at the next Annual Meeting of Shareholders in the classes set forth below:

         Class I (Term to expire in 1999) - Labe Leibowitz, Albert W. Van Ness,
                                             Jr., and Kenneth W. Tunnell, Sr.

         Class II (Term to expire in 2000) - Jon F. Hanson, William T. Beaury and Michael Brooks.

         Class III (Term to expire in 2001) - Marilu Marshall,
                                         William T. Brannan and John S. Wehrle.

         All persons named herein as nominees for director have consented to serve, and it is not contemplated that any nominee will be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board's nominees will be voted for such other person. Further, under an agreement with the former shareholders of SureWay Air Traffic Corporation ("Sureway"), the Company has agreed to nominate one designee of the former shareholders of SureWay for election as a director of the Company until November 27, 2000. Mr. Beaury is a former shareholder of Sureway.

         If Proposal 1 is not adopted by the shareholders, all nominees will be elected for a one-year term.

         Mr. Robert Wyatt resigned from the Board of Directors in September 1997 and was replaced by unanimous approval of the Board with Mr.
 John S. Wehrle. The current members of the Board of Directors of the Company are as follows:

         Albert W. Van Ness, Jr., William T. Beaury, William T. Brannan, Marilu Marshall, Jon F. Hanson, Michael Brooks, Labe Leibowitz,
 Kenneth W. Tunnell, Sr. and John S. Wehrle.

         Set forth below for each nominee is his name, age, the year in which he became a director of the Company, his principal occupations during the last five years and any additional directorships in publicly-held companies. The information is as of February 1, 1998.

         Albert W. Van Ness, Jr., 55, Director since 1995. Chairman of the Board and Chief Executive Officer of the Company since February 1997. Mr. Van Ness remains a Managing Partner of Club Quarters, LLC, a hotel development and management company, a position he has held since October 1992. From June 1990 until October 1992, Mr. Van Ness served as Director of Managing People Productivity, a consulting firm. Prior thereto, from 1982 until June 1990, Mr. Van Ness held various executive offices with Cunard Line Limited, a passenger ship and luxury hotel company, including Executive Vice President and Chief Operating Officer of the Cunard Leisure Division and Managing Director and President of the Hotels and Resorts Division. Prior thereto, Mr. Van Ness served as the President of Seatrain Intermodal Services, Inc., a cargo shipping company.

         William T. Beaury, 44, Director since 1995. Vice-Chairman of the Company since December 1995. Prior thereto, Mr. Beaury was a co-founder, the Chairman and a director of SureWay Air Traffic Corporation ("SureWay") and SureWay Logistics Inc., subsidiaries of the Company, since 1984 and October 1993, respectively. In addition, since 1975, Mr. Beaury has served as President of Assets Management Limited, an investment management company which previously owned 74% of SureWay. Mr. Beaury has 20 years of experience in the same-day ground and air delivery industry. Mr. Beaury also has been a member of the Air Courier Conference of America ("ACCA") since 1980, The Advertising Production Club since 1988, and a member of the Presidents Association-the CEO Division of the American Management Association.

         William T. Brannan, 49, Director since 1994. President and Chief Operating Officer of the Company since November 1994. From January 1991 until October 1994, Mr. Brannan served as President, Americas Region - US Operations, for TNT Express Worldwide, a major European-based overnight express delivery company. Mr. Brannan has 23 years of experience in the transportation and logistics industry.

         Michael Brooks, 43, Director since 1995. Southeast Region Manager of the Company since August 1996 and President of Silver Star Express, Inc. ("Silver Star"), a subsidiary of the Company, since 1988. Mr. Brooks has 22 years of experience in the same-day ground and air delivery industry.
In addition, Mr. Brooks is currently a member of the Express Carriers Association, an associate member of the National Small Shipment Traffic Conference and an affiliate of the American Transportation Association.

         Jon F. Hanson, 61, Director since 1997. Mr. Hanson has served as the President and Chairman of Hampshire Management Company, a real estate investment firm since December 1976. From April 1991 to the present, Mr. Hanson has served as a director to the Prudential Insurance Company of America. In addition, Mr. Hanson currently serves as a director with the United Water Resources and the Orange and Rockland Utilities from April 1985 and September 1995, respectively.

         Labe  Leibowitz,44,   Director  since  1995.   President  of
Clayton/National   Courier  Systems,   Inc. ("National"),  a subsidiary of the
Company, from July 1995 to August 1997. Since September 1997, he has acted as a consultant to National. Leibowitz served as Executive Vice President of National from 1980 until July 1995. Mr. Leibowitz has 15 years of experience in the same-day delivery industry. Mr. Leibowitz currently serves on the Board of Directors of the Association of Messenger Courier Services and is a member of the Messenger Courier Association of the Americas.

         Marilu Marshall, 52. Director since 1997. Senior Vice-President and General Counsel, Cunard Line Limited since November 1987. Prior thereto, from July 1984 to September 1987 Ms. Marshall served as the Vice-President and General Counsel of GNOC, Corp., t/a Golden Nugget Hotel & Casino.

         Kenneth W. Tunnell, Sr., 68, Director since 1995. Managing Partner of Tanglewood Associates, a management consulting firm, since January 1995. Prior thereto, until December 1994, Mr. Tunnell was the Chairman of K.W. Tunnell Company, Inc., a management consulting firm founded by Mr. Tunnell in 1962. In addition, from August 1993 to August 1996, Mr. Tunnell served as a director of ASECO Corporation.

         John S. Wehrle, 45, Director since 1997. President and CEO of Heartland Capital Partners,L.P., since August 1997. Prior thereto, Mr. Wehrle served as Vice President and Head of Mergers & Acquisitions for A.G.
Edwards  &  Sons,   Inc.   from  July  1994  to  July  1997.   From  1989  to
1994  Mr.   Wehrle  served  as  Vice President-Financial  Planning  for  The
Dyson-Kissner-Moran   Corporation  where  he  was  a  key  participant  in
acquisitions and corporate development. He also served as Managing Director of Chase Manhattan Bank, N.A. for three years from August 1986 to October 1989 where he was engaged in the execution of Leveraged Acquisitions.
From 1976 to 1986 Mr. Wehrle held various  positions  with both Price
Waterhouse and Touche Ross & Co. in both New York and London

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.

                                         PROPOSAL THREE

                           ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

         On February 25, 1998, the Board of Directors approved, (subject to shareholder approval at the annual meeting) the Company's Employee Stock Purchase Plan (the "ESPP") covering 500,000 shares of Common Stock. The following is a summary of certain terms of the ESPP, the full text of which is set forth in Exhibit A annexed to this Proxy Statement.



Purpose

         The purpose of the ESPP is to provide employees of the Company with an incentive to continue devoting their best efforts to the success of the Company, and to afford the employees the opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company by purchasing shares of Common Stock through payroll deductions.

Purchase Periods; Investment Limitations

         Employee purchases will be made during a purchase period determined by a committee appointed by the Board of Directors (the "Committee"), not exceeding twelve months (the "Purchase Period"). Each Purchase Period will commence on a date specified by the Committee (the "Date of Offering"). Employees who participate in the ESPP will authorize the Company to withhold from each paycheck a specific percentage of their "Annual Compensation" (as defined in the ESPP), subject to the following limitations: (i) no more than 10% of Annual Compensation may be withheld; and (ii) no more than $25,000 of fair market value of Common Stock (determined as of the date the offer was made) may be purchased by any participant in any calendar year under all employee stock purchase plans of the Company. The Committee may also establish a minimum number of shares of Common Stock that a participant may elect to purchase in any offering, provided that such restriction shall be applicable to all Eligible Employees (as defined below) in a uniform manner. In the event that investments made during a Purchase Period would result in the purchase of more than the aggregate number of shares of Common Stock specified by the Committee for that offering, the Committee shall issue shares of Common Stock on a pro rata basis so that the aggregate number of shares subject to purchase under that offering does not exceed such specified number of shares.

Eligibility

         In order to be eligible to participate in the ESPP, an employee (i) must have been employed by the Company (including directors who are employed by the Company) for at least 6 months on a Date of Offering, (ii) must customarily be employed for more than 20 hours per week, (iii) must customarily be employed for at least five months in any calendar year, and (iv) immediately after the grant of rights under the ESPP must not own Common Stock (including stock which such employee may purchase under the ESPP) possessing five percent or more of the total combined voting power or value of all classes of the capital stock of the Company (an "Eligible Employee").

Purchase Price; Payment

         For any Purchase Period, shares of Common Stock will be purchased under the ESPP at a price determined by the Committee on the Date of Offering, not less than 85% of the per share "Market Price" (as defined in the ESPP) on the Date of Offering. As of March 31, 1998, the closing sale price ("Market Price") of the Common Stock on the Nasdaq National Market was $4.44.

         The aggregate purchase price for those shares of Common Stock which each Eligible Employee has elected to purchase pursuant to an offering will be deducted from such employee's Annual Compensation during the Purchase Period through payroll deductions from each regular pay check, in substantially equal installments. A participant may not make separate cash payments for shares purchased. The amount of an Eligible Employee's payroll deductions made during a Purchase Period will be applied toward the purchase of the shares at the end of the Purchase Period. Fractional shares will not be purchased. Instead, payments which would have been utilized to purchase fractional shares will be refunded to the participant in cash, without interest, within 30 days after the end of the applicable Purchase Period.





Method of Participation

         The Committee will give notice of an offering to Eligible Employees at least 15 days prior to a Date of Offering specifying the terms and conditions of the offering. An Eligible Employee who desires to purchase shares pursuant to the offering must elect to do so in the form and manner prescribed by the Committee and authorize the Company to make payroll deductions to cover the purchase price for the shares such employee has agreed to purchase. An Eligible Employee may not change the amount of payroll deductions during a particular Purchase Period, nor withdraw payroll deductions credited to such employee's account, except in certain limited withdrawal or termination of employment circumstances as set forth in the ESPP. If an Eligible Employee elects not to purchase shares under an offering, such election will be irrevocable for such offering.

         The following officers subscribed for shares of the Company's stock under the ESPP, which is subject to shareholder approval.

                    Name                             Dollar value ($)                    Number of units
                    ----                             ----------------                    ---------------
William T. Brannan.........                                $10,398                              2,758
Michael Brooks.............                                  2,598                                689
Randy Catlin                                                 2,130                                565
All executive officers and directors as a                   15,125                              4,012
  group


Leave of Absence; Withdrawal; Termination of Employment

         In the event that a participant's payroll deductions are temporarily discontinued because of leave of absence, lay-off, temporary disability or other similar reasons, the number of shares subject to purchase by such participant will automatically be reduced to the number of whole shares of Common Stock which such participant's actual aggregate payroll deductions during the Purchase Period are sufficient to purchase. The balance of such payroll deductions, if any, will be refunded to the participant in cash, without interest, within 30 days after the end of the applicable Purchase Period. In the event that a participant resumes employment subsequent to a temporary discontinuance of payroll deductions prior to the end of the applicable Purchase Period, such participant may elect to resume payroll deductions on the same basis as such payroll deductions were made prior to the discontinuance. Any leave of absence which exceeds 90 days will be deemed a termination of employment under the ESPP.

         A participant who has elected to purchase shares in an offering may, at any time prior to such participant's last payroll deduction thereunder, direct the Company to cease payroll deductions with respect to such purchase. Any sums deducted prior to such notification will be retained by the Company until the end of the Purchase Period, at which time they will be used to purchase the number of whole shares which such sums are sufficient to purchase, and the balance will be refunded to the participant in cash, without interest, within 30 days after the end of the Purchase Period. Withdrawal by a participant with respect to an offering will not have any effect upon a participant's eligibility to participate in a succeeding offering under the ESPP.

         In the event the employment of a participant who has agreed to purchase shares under an offering is terminated prior to such participant's final payroll deduction because of death, total and permanent disability, or retirement at or after age 65, the participant or legal representative of the participant may either (i) cancel the purchase, in which event the participant's deductions will be refunded in cash, without interest within 30 days of cancellation or (ii) elect to receive the appropriate number of whole shares and any balance in cash at the end of the applicable Purchase Period in accordance with the ESPP. Such election must be made no later than the earlier of three months after the event causing the termination or the last day of the Purchase Period. In the event the employment of a participant who has agreed to purchase shares under an offering is terminated for any reason other than those specified above, the Company will refund in cash, without interest, within 30 days of the date of termination the amount of such participant's payroll deductions under such offering.

Shares Covered by the ESPP

         A total of 500,000 shares of Common Stock may be purchased pursuant to the ESPP. Such shares may be treasury shares (including shares reacquired by the Company through open market purchases or otherwise), newly issued shares, or any combination thereof.

Administration

         The ESPP will be administered by the Committee. The Committee is authorized to make such uniform rules as may be necessary to carry out the provisions of the ESPP. The Committee will determine any questions arising in the administration, interpretation and application of the ESPP, and all such determinations will be conclusive and binding on all parties.

Amendment or Termination

         The Board of Directors may amend the ESPP at any time in any respect, except that, without the approval of the holders of a majority of the shares of Common Stock then issued and outstanding and entitled to vote, no amendment will be made (a) increasing the number of shares to be reserved under the ESPP, (b) decreasing the purchase price per share, (c) withdrawing administration of the ESSP from the Committee, or (d) changing the definition of "Company" with respect to those corporations eligible to participate in the ESPP. The ESPP will terminate on the earliest of the following: (x) the conclusion of the last Purchase Period authorized in the ESPP, (y) the day that Eligible Employees participating in offerings under the ESPP become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase, or (z) any other date specified by the Board of Directors in its discretion. No amendment or termination shall deprive any participant of any rights which have accrued under the ESPP.

Merger, Consolidation, Reorganization, Liquidation and Dissolution

         In the event of a merger, consolidation or sale of substantially all of the Company's assets, or other reorganization in which the Company is not the surviving or acquiring corporation or in which the Company becomes a wholly-owned subsidiary of another company, the Board of Directors will in good faith, in its sole discretion seek to have the surviving or acquiring corporation adopt the ESPP or, to the extent that rights granted under the ESPP are not deemed to be granted until the last day of the applicable Purchase Period, to settle the participating employees' rights by payment of cash or other consideration. If neither can be arranged or if the Company is liquidated or dissolved (other than pursuant to a sale of assets or other reorganization), each participant may elect to (a) have the funds previously credited to his account through payroll deductions applied in whole or in part toward the purchase of a whole number of shares of Common Stock, or (b) have the funds previously credited to his account through payroll deductions refunded to him in cash, without interest.

Federal Income Tax Consequences

         The ESPP is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, but is intended to qualify as an "employee stock purchase plan," as defined in Section 423 of the Internal Revenue Code of 1986, as amended. Under such a plan, when the employee purchases shares of Common Stock, the employee does not recognize taxable income and the Company is not entitled to any tax deduction with respect to the purchased shares.

         The tax consequences upon disposition of acquired shares depend upon whether the employee holds the shares purchased under the ESPP for a period (the "Holding Period") ending the later of (i) two years from the Date of Offering, or (ii) one year from the transfer (i.e., the date the shares are issued).

         If shares of stock purchased under the ESPP are disposed of by an employee after the Holding Period (or the employee dies while owning the shares), the employee must report as ordinary compensation income in the year of disposition (or at the employee's death) an amount equal to the lesser of (a) the excess (if any) of the fair market value of the shares at the time of disposition (or death) over the exercise price, or (b) the excess (if any) of the fair market value of the shares at the time the offer was made over the Offering Price (as defined in the ESPP). The Company would not be entitled to a tax deduction for the amount of such ordinary compensation income. To the extent that the fair market value of the shares at the time an employee disposes of the shares after the Holding Period exceeds the sum of the Offering Price plus the amount included as ordinary compensation income as a result of the disposition, such excess is taxable at the capital gain rate. If the sales price is less than the Offering Price, the employee would have a capital loss for the difference.

         If an employee disposes of the shares before expiration of the Holding Period, the employee recognizes at the time of disposition ordinary compensation income to the extent of the excess of the fair market value of the shares on the exercise date over the exercise price, irrespective of the amount received by the employee when disposing of the shares. The Company would be entitled to a tax deduction at that time for the amount of ordinary compensation income recognized by the employee upon such sale. In addition, the employee recognizes as capital gain an amount equal to the excess (if any) of (i) the fair market value of the shares at disposition, over (ii) the fair market value of the shares on the exercise date. The capital gains tax rate will be dependent on the employee's holding period of the shares when sold (e.g., for more than 12 or 18 months) and the employee's individual tax bracket. If the value of the Common Stock declines after the option is exercised, the employee would recognize a capital loss on the sale of the Common Stock equal to the excess of (A) the fair market value of the shares on the exercise date, over (B) the sales price.

         In addition to the Federal income tax consequences described herein, an employee may also be subject to state and/or local income tax consequences in the jurisdiction in which he works and/or resides.

         The foregoing represents the Company's current position with respect to its compliance with the various complex federal tax rules that relate to the ESPP, and is not intended as legal or tax advice or advice regarding state or local tax rules. Employees are cautioned to contact their legal and tax advisors regarding their own personal tax liability attributable to any purchase or sale of shares by them. Each employee is responsible for determining and satisfying his or her own income tax obligations, regardless of whether the Company withholds or reports any amounts with respect to shares acquired under the ESPP.

Administrative Matters

         The amounts received by the Company upon the purchase of shares of its Common Stock pursuant to the ESPP will be used for general corporate purposes. No directors or officers who are not employees will receive any benefit as a result of the adoption of the ESPP. The benefits that will be received as a result of the adoption of the ESPP by all Eligible Employees are not currently determinable.

         The affirmative vote of a majority of the votes cast at the meeting by the shareholders entitled to vote thereat is required to adopt this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.











                                     PROPOSAL FOUR

           AMENDMENT TO 1995 STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS

         The Board of Directors amended the Company's 1995 Stock Option Plan for Independent Directors (the "Director Plan") as amended on August 6, 1997, with such amendments effective October 1, 1997, subject to shareholder approval at the annual meeting. If shareholder approval is not timely obtained, all options granted under the amendments to the Director Plan on or after August 6, 1997 will be void. The Director Plan was amended to change, among other things, the options to be granted to each independent director to an option to purchase 1,250 shares of Common Stock on each "Quarter Date" (as defined below). Prior to the amendment, the Director Plan provided for each independent director to receive an option to purchase 1,500 shares of Common Stock on the date of election as a director, an option to purchase 1,000 shares of Common Stock on the first anniversary of such director's election and an option to purchase 500 shares on each anniversary thereafter. The following is a summary of certain terms of the Director Plan, the full text of which is set forth in Exhibit B annexed to this Proxy Statement.

Purpose

         The purpose of the Director Plan is to help the Company attract and retain the most qualified available individuals to serve as independent directors of the Company and to encourage the highest level of participation by those persons in the Company's achievement of its strategic goals. The Director Plan is intended to further these objectives by providing long-term incentives and rewards to non-employee directors and by associating more closely the interests of such directors with those of the Company's shareholders.

Options

         Under the Director Plan, as amended, an Independent Director (as defined below) is granted an option (an "Option") to purchase 1,250 shares of Common Stock on each Quarter Date, meaning the first day on which the Common Stock is traded on the Nasdaq National Market (or the Company's principal securities exchange or over-the-counter if the Common Stock is no longer traded on the Nasdaq National Market) in January, April, July and October of each year. Prior to the amendment, the Director Plan provided for each independent director to receive an option to purchase 1,500 shares of Common Stock on the date of election as a director, an option to purchase 1,000 shares of Common Stock on the first anniversary of such director's election and an option to purchase 500 shares on each anniversary thereafter.

Option Price

         The purchase price per share of Common Stock covered by each Option is the Fair Market Value (as defined in the Director Plan) of a share of Common Stock on the date the Option is granted.

Exercise of Options; Term

         An Option granted to an Independent Director under the Director Plan becomes fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant, and may be exercised as to any or all full shares of Common Stock as to which such Option is then exercisable. The purchase price of shares of Common Stock as to which an Option is exercised is payable in full at the time of exercise in cash or in securities of the Company having a Fair Market Value on the date of exercise equal to the portion of the purchase price being paid. In addition, the Independent Director exercising the option is required to pay promptly any amount necessary to satisfy applicable Federal, state or local tax and/or withholding requirements.

         The term of each Option is ten years from the date of grant, subject in certain circumstances to early termination or acceleration.

Shares Covered by the Director Plan

         An aggregate of 100,000 shares of Common Stock may be granted under the Director Plan. Such shares of Common Stock may be authorized but unissued shares or shares which have been reacquired by the Company.

Eligibility

         In order to be eligible to participate in the plan on any Quarter Date, a director must not be an employee of the Company as of such Quarter Date. A non-employee director of the Company is referred to herein as an "Independent Director". This eligibility requirement has been amended; the former requirement was that the director not have been an employee for a period of twelve months prior to the date of grant of the option.

         At April 1, 1998 outside directors eligible for grants are: Kenneth W. Tunnell, Marilu Marshall, Jon Hansen, Labe Leibowitz and John Wehrle. Options outstanding under the Plan in favor of these individuals as of April 1, 1998 (subject to shareholder approval) are as follows: Kenneth W. Tunnell-1,250, 1,250 and 1,250 options at $2.81, $2.69 and $4.38 per share; Marilu Marshall-1,250, 1,250 and 1,250 options at $2.81, $2.69 and $4.38 per share; Jon Hanson-1,250, 1,250 and 1,250 options at $2.81, $2.69 and 4.38 per share; Labe Leibowitz-1,250, 1,250 and 1,250 options at $2.81, $2.69 and $4.38 per share and John Wehrle-1,250 and 1,250 options at $2.69 and $4.38 per share.

Transfer; Death or Disability of Holder; Termination of Service on the Board

         Options granted under the Director Plan are nontransferable, except by will or by the laws of descent and distribution. In the event that a participating director's relationship with the Company terminates as a result of death, the participating director's estate will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or two years from the date of death. If the participating director's relationship with the Company terminates as a result of retirement or disability, the participating director will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or one year from the date of termination. If the participating director's relationship with the Company terminates for cause, all options will automatically expire upon termination. If the participating director's relationship with the Company terminates other than as a result of death, disability, or removal for cause, the participating director will have the right to exercise vested options for a period ending on the earlier of the expiration dates of such options or awards or three months from the date of termination. Upon the occurrence of a "Change in Control Event" (as defined in the Plan), the Committee may, in its sole discretion, accelerate the exercisability of all outstanding options or cancel such options in exchange of a cash payment equal to the difference between the fair market value of the shares of Common Stock on the date of the Change in Control Event and the exercise price of the related options.

Administration

         The Director Plan is administered by a committee appointed by the Board of Directors (the "Plan Committee"); no Independent Director (as defined below) may be a member of the Plan Committee. The Plan Committee is authorized to interpret the Director Plan, to prescribe, amend and rescind rules and regulations relating to the Director Plan and to make all other determinations it may deem necessary or advisable for the administration of the Director Plan.

Termination, Amendment and Modification

                  The Board of Directors of the Company may, at any time prior to the termination of the Director Plan, suspend, terminate, modify or amend the Director Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares of Common Stock for which Options may be granted to any director, any reduction in the purchase price of Common Stock covered by any Option, any extension of the period during which Options may be granted or exercised, or any material modification in the requirements as to eligibility for participation in the Director Plan, shall be subject to the approval of stockholders, except that any such increase, reduction or change that may result from anti-dilution adjustments shall not require such approval. Notwithstanding the foregoing, the Director Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. No suspension, termination, modification or amendment the Director Plan may, without the express written consent of the director to whom an Option shall theretofore have been granted, adversely affect the rights of such director under such Option.

Federal Income Tax Consequences

         Treatment of Options

         Options granted under the Director Plan will be treated as Non-Qualified Stock Options under the Code. No income will be recognized to the optionee at the time of the grant of the Options under the Director Plan, nor will the Company be entitled to a tax deduction at that time.

         Generally, upon exercise of a Non-Qualified Stock Option, an optionee will be subject to ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a Non-Qualified Stock Option, tenders shares of Common Stock in partial or full payment of the Option price, no gain or loss will be recognized on the tender.

         Persons Subject to Liability Under Section 16(b) of the Exchange Act

         Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such persons include directors, "officers" for purposes of Section 16 of the Exchange Act and holders of more than 10% of the outstanding Common Stock.

         Tax Withholding

         The Company, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock to pay any federal, state or local taxes required by law to be withheld.

         Other

         The Director Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is not qualified under Section 401 of the Code.

         The affirmative vote of a majority of the votes cast at the meeting by the shareholders entitled to vote thereat is required to adopt this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE 1995 STOCK OPTION PLAN FOR INDEPENDENT DIRECTORS.






                          BOARD ORGANIZATION AND MEETINGS

         During the year ended December 31, 1997, the Board of Directors held eight meetings. During 1997, each member of the Board of Directors attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. During 1997, there were five standing committees of the Board of Directors. Each of the Committees is described below.

         Audit Committee. During 1997, the Audit Committee met six times. The Audit Committee originally consisted of Messrs. Van Ness (Chairman), Kearns and Tunnell. Mr. Van Ness resigned from the Audit Committee in February 1997 upon his appointment as Chairman of the Board and Chief Executive Officer of the Company. Mr.
Kearns resigned from the Audit Committee in March 1997. The current members of the Audit Committee are Mr. Tunnell, Chairman, Ms. Marshall and Mr. Hanson. The Audit Committee makes recommendations to the Board of Directors with respect to the selection of the independent auditors of the Company's financial statements, reviews the scope of the annual audit and meets periodically with the Company's independent auditors to review their findings and recommendations, reviews quarterly financial information and earnings releases prior to public dissemination, and periodically reviews the Company's adequacy of internal accounting controls.

         Compensation Committee. During 1997, the Compensation Committee met six times and acted once by unanimous consent. The Compensation
 Committee originally consisted of Messrs. Kearns (Chairman), Tunnell and Van Ness. Mr. Van Ness resigned from the Compensation Committee in February 1997 upon his appointment as Chairman of the Board and Chief Executive Officer of the Company. Mr. Kearns resigned from the Compensation Committee in
March 1997. The current members are Ms. Marshall, Chairperson, Mr. Tunnell and Mr. Hanson. The Compensation Committee periodically reviews and determines the amount and form of compensation and benefits payable to the
Company's principal executive officers and certain other management personnel. The Compensation Committee also administers the Company's stock option plans and certain of the Company's other employee benefit plans.

         Executive Committee. During 1997 the Executive Committee did not meet. The Executive Committee consists of Messrs. Van Ness
(Chairman as of April 1996), Beaury and Brannan, with Mr. Wojak invited to attend all meetings. The Executive Committee exercises such authority as is delegated to it from time to time by the full Board of Directors.

         Nominating Committee. The Nominating Committee was formed in February 1997 and consists of Messrs. Van Ness, Chairman, Beaury, Brannan and Tunnell. The Nominating Committee recommends nominations for outside directors, considers candidates for director vacancies and other such management matters presented to it by the Board of Directors. The Nominating Committee will consider appropriate persons recommended by stockholders for election to the Board of Directors. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related Annual Meeting.

         Strategic Planning Committee. During 1997 the Strategic Planning Committee, a committee of officers and directors, met three times. The
 Strategic Planning Committee consists of Messrs. Van Ness (Chairman), Brannan, Randy Catlin, Michael Brooks, Andrew Kronick, Joseph Wojak and Robert Wyatt. The Strategic Planning Committee reviews the Company's strategic planning process and periodically updates the strategic plan.








                       COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as directors. Effective in 1997, each director who is not an employee of the Company received an annual retainer of $16,000. ($18,500 for any committee chairperson). The total directors fees paid to non-employee directors in 1997 was $48,555. On September 1, 1997 Mr. Labe Leibowitz's employment with a subsidiary of the Company was terminated and at that time the Company entered into a three year Consulting Agreement with Mr. Leibowitz pursuant to which Mr. Leibowitz is paid fixed fees of $4,166.66 per month. Directors of the Company are reimbursed for out-of-pocket expenses incurred in their capacity as directors of the Company.

         The Company, subject to shareholder approval, amended the 1995 Stock Option Plan for Independent Directors (the "Director Plan"), under which each non-employee director will automatically receive options covering 1,250 shares of Common Stock on the first day of each fiscal quarter. The Company has reserved 100,000 shares of Common Stock for issuance in connection with the Director Plan. Options granted under the Director Plan have an exercise price per share equal to fair market value of the underlying shares on the date of grant. Upon exercise of an option under the Director Plan, the participating director will be required to provide the exercise price in full, in cash or in shares of the Company's securities valued at fair market value on the date of the exercise of the option. No option will be exercisable within one year of the date of grant and no option will be exercisable more than ten years from the date of grant.

         Options outstanding under the Plan in favor of these individuals as of April 1, 1998 (subject to shareholder approval) are as follows: Kenneth W. Tunnell-1,250, 1,250 and 1,250 options at $2.81, $2.69 and $4.38 per share;
Marilu  Marshall-1,250,  1,250 and 1,250  options at $2.81,  $2.69 and $4.38 per share; Jon  Hanson-1,250,  1,250 and 1,250 options at $2.81,  $2.69 and 4.38 per share; Labe  Leibowitz-1,250,  1,250 and 1,250 options at $2.81, $2.69 and $4.38 per share and John Wehrle-1,250 and 1,250 options at $2.69 and $4.38 per share.

                         SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 1, 1998 with respect to beneficial ownership of the Common Stock by (i) each director, (ii) each executive named in the Summary Compensation Table (the "Named Executives") and (iii) all executive officers and directors as a group. Unless otherwise indicated, the address of each such person is c/o Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.


                                                                 Amount of Beneficial Ownership (1)

                                         Shares Issuable  Shares Issuable
                                         Upon Conversion   Upon Exercise
                                          of Debentures       of Stock          Total
          Name                 Shares                        Options(1)        Shares        Percentage Owned

Albert W. Van Ness, Jr.         25,000             9,090           310,585     344,675                4.9%

William T. Brannan              73,647             9,090            34,584     117,321                1.8
Joseph G. Wojak                147,377             9,090            24,584     181,051                2.7
William T. Beaury              638,708(2)          4,524             9,092     652,324(2)             9.8
Michael Brooks                 236,693             9,090             8,731     254,514                3.8
Jon F. Hanson                   10,000(3)         18,181                 -      28,181                  *
Labe Leibowitz                 141,628            14,964                 -     156,592                2.3
Marilu Marshall                      -                 -                 -           -                  -
Kenneth W. Tunnell               7,500             4,545             2,500      14,545                  *
John S. Wehrle                       -                 -                 -           -                  -
Randy Catlin                   110,617             9,090            13,392     133,099                2.0
Robert Wyatt                    50,000(4)          3,030             5,128      58,158                  *


All executive officers
  and directors as a
  group (14
persons)                     1,441,370            92,956           414,558   1,948,884

---------
*        Less than 1%

(1) Includes options granted pursuant to the Employee Stock Compensation Program and the Director Plan, which are exercisable within 60 days of April 1, 1998. Options granted pursuant to the Employee Stock Compensation Program and Director Plan in November 1995 and were granted at $13.00 per share.

(2) Includes 638,708 shares of Common Stock held by a company which is jointly owned by Mr. Beaury and Mr. LoPresti, each of Includes whom may be deemed to be the beneficial owner of all of such shares.

(3) Represents 10,000 shares held by Ledgewood Employees Retirement Plan of which Jon F. Hanson is a beneficiary.

(4)  Includes 1,000 shares held by Mr. Wyatt's wife.

                               EXECUTIVE COMPENSATION

         The Company was incorporated in June 1994 and did not commence operations prior to November 1995. The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the years ended December 31, 1995, 1996 and 1997 to each person serving as the Chief Executive Officer of the Company and each of the Company's four other most highly paid executive officers whose compensation exceeded $100,000.




                                                      SUMMARY COMPENSATION TABLE


                                                                                                   Long-Term
                                                                                                  Compensation
                                                  Annual Compensation (1)                          Awards (2)
                                ------------------------------------------------------------    -----------------

                                                                               Other               Securities
                                                                               Annual              Underlying        All Other
         Name and                              Salary          Bonus        Compensation          Options/SARs     Compensation
    Principal Position           Year            ($)            ($)            ($)(7)                ($)(3)             ($)
----------------------------    --------    --------------    --------    -----------------     ----------------- ---------------
                                                                                                  *Exercisable
                                                                                                **Unexercisable

Albert W. Van Ness, Jr.          1997               -            -               -                   *308,085         2,500(11)
  Chairman and Chief             1996               -            -               -                    ** -           16,400(11)
  Executive Officer (4)          1995               -            -               -                                        -


John                             1997           9,615            -               -                       *7,692          -
Mattei...................
  Chairman and Chief             1996         200,000                            -                           **
                                                                                                -
  Executive Officer (5)          1995          69,692(6)                         -


William T. Brannan.......        1997          200,000        15,005             -                     *34,584           -
  President and Chief            1996          200,000           -               -                   **24,582
  Operating Officer              1995                                            -
                                            81,231(5)


Joseph G. Wojak..........        1997          200,000                           -                     *24,584           -
  Executive Vice                 1996          200,000           -               -                    **16,890
  President and Chief            1995                                            -
                                               81,231(6)
  Financial Officer


William T. Beaury                1997         192,350                            -                     *9,092            -
  Director and Member            1996         200,000                            -                    **7,692
  of Executive Committee         1995         210,320(8)                         -


Michael Brooks                   1997         174,200         39,480             -                     *8,731            -
  Southeast Region               1996         175,000                            -                    **16,730
  Manager                        1995         153,750(9)                         -


Randy Catlin                     1997         188,455                            -                     *13,392           -
  Air Division Manager           1996         200,020                            -                    **12,692
                                 1995         146,020(10)                        -


-------------------
(1)   The Company did not commence operations until November 1995.

(2) The Company did not grant any stock appreciation rights, restricted stock awards or make any long-term incentive plan payout during the years ended December 31, 1995, 1996 and 1997.

(3) Comprised solely of incentive or non-qualified stock options. See "Stock Option Plans - Employee Stock Compensation Program."

(4) Commencing February 1997 Mr. Van Ness served as Chairman of the Board and Chief Executive Officer.

(5) Mr. Mattei resigned as Chairman of the Board and Chief Executive Officer of the Company in January 1997.

(6) Excludes consulting fees paid by C.T.A. Group, LLC and success fees paid by the Company to each of Messrs. Mattei, Brannan and Wojak in connection with the formation of the Company and the acquisition of the Company's various subsidiaries (the "Combination").

(7) Excludes certain personal benefits, the total value of which was less than the lesser of either $50,000 or 10% of the total annual salary and bonus for each of the executives.

(8) Includes amounts paid to Mr. Beaury by Sureway Air prior to the Combination.

(9) Includes amounts paid to Mr. Brooks by Silver Star Express, Inc. prior to the Combination.

(10) Includes amounts paid to Mr. Catlin by Sureway Air prior to the Combination.

(11)  Represents amounts paid to Mr. Van Ness as Director's fees by the Company.

Employment Agreements; Covenants-Not-To-Compete

         At the time of his appointment as Chairman of the Board and Chief Executive Officer, Mr. Van Ness entered into a one-year employment agreement with the Company effective February 5, 1997. In lieu of a salary, Mr. Van Ness was given two stock option grants to purchase 100,000 shares of Common Stock of the Company. Options to purchase 50,000 shares were granted at $4.875 per share and options to purchase another 50,000 shares were granted at $7.875 per share. All options vested immediately. At the recommendation of the Compensation Committee of the Board of Directors, Mr. Van Ness' 1997 employment agreement was amended granting Mr. Van Ness immediately vested options to purchase 208,085 additional shares of Common Stock. The Committee approved options to purchase 50,000 shares at $3.50, 50,000 shares at $6 and 108,085 shares at $2.313. All of
Mr. Van Ness'  options  terminate in the year 2007.  Mr. Van Ness'  agreement is
subject   to  certain   non-competition,   non-solicitation   and   anti-raiding
provisions.

         In connection with the Company's initial public offering and simultaneous acquisition of 11 separate businesses (the "Combination") in November of 1995, Messrs. Brannan, Beaury, Wojak, Catlin, Wyatt and Brooks each entered into an employment agreement with the Company which commenced on November 27, 1995 for a term of five years. Pursuant to such agreements, Messrs. Brannan, Beaury and Wojak receive an annual base salary of $200,000 for the term of the employment agreement, subject to periodic increases at the discretion of the Board of Directors. Messrs. Brooks, Catlin and Wyatt receive an annual base salary of $165,000, $185,000 and $154,000 respectively subject to periodic increases at the discretion of the Board of Directors. Messrs. Brannan and Wojak also received in 1996 options to purchase 33,782 shares at an exercise price of $4 7/8 per which will vest over the remaining terms of their contracts. Each of the executives will be entitled to participate in all compensation and employee benefit plans, including such bonuses as may be authorized by the Board of Directors from time to time.

         In connection with the Combination, officers of the Company and certain senior officers/shareholders of the acquired companies ("Subsidiaries") (including Messrs. Brannan, Beaury, Wojak, Catlin, Wyatt and Brooks) also entered into employment agreements which commenced on November 27, 1995 for a five year term. Pursuant to such agreements, each person receives an annual base salary ranging from $90,000 to $200,000 per year, subject to periodic increases at the discretion of the Board of Directors. Except as otherwise specified in each person's employment agreement, each of such persons is entitled to participate in all compensation and employee benefit plans, and to receive such bonuses as may be authorized by the Board of Directors from time to time. Under the terms of the employment agreements, each of such persons received options in 1995 to purchase a number of shares of Common Stock equal to such person's base salary pursuant to his employment agreement (or based upon such base salary) with the Company divided by the initial public offering (the "Offering") price per share of the Common Stock in the Offering ($13 per share).

         Each of the employment agreements provides that, in the event of a termination of employment by the Company without cause, or a termination of employment by the employee as a result of a constructive discharge, such employee will be entitled to receive from the Company a lump-sum payment equal to the employee's then-current base salary for the lesser of (i) the remaining term of the agreement or (ii) three years (subject to certain limitations). In the event of a change in control of the Company, if the employee has not received sufficient prior notice that such employee's employment will be continued following the change in control, such change in control will be deemed to be a termination without cause with the effects specified above. In the event of any change in control, the employee may also elect to treat the change in control as a termination without cause by giving appropriate notice to the Company. Each employment agreement also contains certain non-competition covenants which will continue for a period of two years following termination of employment. In addition, each employment agreement contains certain anti-solicitation and anti-raiding provisions. However, in the event of a termination without cause as described above, such covenants and provisions will not be applicable.

                       STOCK OPTION PLANS

Employee Stock Compensation Program

         In September 1995, the Board of Directors adopted, and the stockholders of the Company approved, the Employee Stock Compensation Program in order to attract and retain qualified directors, officers and employees of the Company, to facilitate performance-based compensation for key employees and to provide incentives for the participants in the Employee Stock Compensation Program to enhance the value of the Common Stock. The Employee Stock Compensation Program is administered by the Compensation Committee and authorizes the granting of incentive stock options, non-qualified supplementary options, stock appreciation rights, performance shares and stock bonus awards to key employees of the Company (approximately 150 in total) including those employees serving as officers or directors of the Company. The Company has reserved 1,400,000 shares of Common Stock for issuance in connection with the Employee Stock Compensation Program. Options granted under the Stock Compensation Program have an exercise price equal to the fair market value of the underlying Common Stock at the date of grant and vest over a four-year period unless otherwise agreed by the Compensation Committee of the Board of Directors at the time of grant.

         The following table summarizes certain information relating to the grant to purchase Common Stock to each of the executives named in the Summary Compensation Table above.


                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                    Individual Grants
                     ---------------------------------------------------------------------------------

                                            Percent of
                         Number of            Total                                             Grant
                         Securities       Options /SARs                                          Date
                         Underlying         Granted to     Exercise or                         Present
                        Options/SARs       Employees in     Base Price      Expiration          Value
        Name          Granted (#) (2)    Fiscal Year (3)      ($/sh)           Date             $(5)
 ------------------- ------------------- ----------------- ------------- ------------------ --------------

 Albert W. Van                                                              January 5,
 Ness, Jr.               50,000 (2)            11%             4.88            2007           $130,235

 Albert W. Van                                                              January 5,
 Ness, Jr.               50,000 (2)            11%             7.88            2007            $98,915

 Albert W. Van                                                             November 11,
 Ness, Jr.               50,000 (2)            11%             3.50            2007            $64,600

 Albert W. Van                                                             November 11,
 Ness, Jr.               50,000 (2)            11%             6.00            2007            $45,030

 Albert W. Van                                                             November 11,
 Ness, Jr.              108,085 (2)            25%             2.31            2007           $133,528

 William T. Brannan                                                         December 2,
                         10,000 (2)             2%             2.56            2007            $13,690

 William T. Brannan                                                        December 12,
                         12,000 (4)             3%             2.31            2007            $17,625

                                                                            December 2,
 William T. Beaury.      1,400 (2)              -%             3.50            2007            $1,617

                                                                           December 12,
 Michael Brooks          10,000 (4)             2%             2.31            2007            $14,688

                                                                            December 2,
 Randy Catlin            5,700 (2)              1%             3.50            2007            $6,585

                                                                           December 12,
 Randy Catlin            5,000 (4)              1%             2.31            2007            $7,344

------------------------


(1)   The Company did not grant any stock appreciation rights in 1997.

(2)   Options vest upon date of grant.

(3) Options covering a total of 439,328 shares of Common Stock were granted under the Employee Stock Compensation Program in 1997.

(4) These options are exercisable over a four year period. 25% of these options become exercisable one year from the date of grant, an additional 25%
     become  exercisable  two years from the date of grant,  an  additional  25%
     become exercisable three years from the date of grant, and an additional 25% become exercisable four years from the date of grant.

(5) The present value of the options granted was determined using the Black-Scholes pricing model and based on the following assumptions: the risk free interest was 5.6%, the expected term of the option was 5 years, the volatility factor was 55% and the dividend yield was 0.



                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                              AND FY-END OPTION/SAR VALUES (1)

                                                                       Number of Securities             Value of
                                                                      Underlying Unexercised          Unexercised
                                                                                                      In-The-Money
                                  Shares                                   Options/SARs               Options/SARs
                                 Acquired              Value              at FY-End (#)             at FY-End ($)(3)
                                                                      -----------------------    -----------------------
                                On Exercise          Realized              Exercisable/               Exercisable/
          Name                    (#) (2)             ($) (2)             Unexercisable              Unexercisable
--------------------------    ----------------    ----------------    -----------------------    -----------------------

Albert W. Van Ness, Jr.             --                  --                   310,585 / -                $20,536 / -


William T. Brannan                  --                  --                 34,584 / 24,582               - / $2,280


William T. Beaury                   --                  --                  9,092 / 7,692                  - / -


Joseph G. Wojak                     --                  --                 24,584 / 16,890                 - / -


Michael Brooks                      --                                      6,731 / 16,730               - / $1,900


Randall Catlin                      --                  --                 13,392 / 12,692                - / $950

-------------------------


(1)  No stock appreciation rights have been granted by the Company.

(2)  No options were exercised in 1997.

  (3)As of December 31, 1997, the fair market value of a share of Common Stock (presumed to equal the closing sale price as reported on the Nasdaq National Market) was $2.50.

                         SECTION 16(a) BENEFICIAL OWNERSHIP
                                REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, certain officers and persons holding more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company by its directors and executive officers, the Company believes that all such Section 16(a) reporting requirements were timely fulfilled during 1997, except for the following late Form 3 filings for the following persons:
John Wehrle, Director - the event which required the filing was his appointment as to the Board of Directors on November 11, 1997 and Mark Carlesimo, General Counsel - the event requiring the filing was his appointment to the position of General Counsel in September 1997. All of such deficiencies have been corrected.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

Overview

         The Company did not conduct any operations prior to November 1995 when it acquired 11 companies (the "Subsidiaries") in the same-day and air delivery and logistics services business (the "Combination"). As part of the Combination, the Company entered into employment agreements with certain senior officers of the Subsidiaries. In addition, the Company had previously entered into employment agreements with John Mattei, Joseph G. Wojak and William T. Brannan (the "Parent Executives") prior to the Combination. The employment agreements for the Parent Executives were the product of arms-length negotiation between those executives and a committee of senior officers of the Subsidiaries. For a description of those employment agreements, see "Executive Compensation - Agreements; Covenants Not-to-Compete."

         Accordingly, when the Compensation Committee was formed upon the consummation of the Company's initial public offering in November 1995, all executive officers were subject to long-term (generally five year) employment agreements which fixed the salaries and benefits (including stock options) to be initially granted.

         During 1996, the Compensation Committee met several times to consider the existing compensation structure and to review the compensation of the Company's senior executives and to consider the possibility of instituting additional programs to alter the compensation packages for all executives so that they are appropriate to motivate and retain talented executives and to recognize superior performance. In 1997 the Compensation Committee met seven times to review certain compensation and stock options recommendations made by senior management for various management individuals in the company. To this end the Compensation Committee approved the amendment of Mr. Van Ness' employment agreement and in addition approved the issuance of certain bonuses and Incentive Stock Option to key management employees as well as new management hires. The Compensation Committee also approved the issuance of an Employee Stock Purchase Plan to be made available to all employees during the 1998 fiscal year.

Base Salary

         During 1997 many senior executives employed by the Company subsidiaries agreed to waive rights under their Employment Agreements and accept reduce base salaries so that base pay more closely reflected each individual's role in the Company. Base salaries for the five highest paid executive officers of the Company for 1997 ranged from $154,000 to $200,000. The general range of annual salaries for senior officers is from $90,000 to $200,000. Prior to the Combination, the directors of the Company attempted to standardize terms of employment for the executive officers of the subsidiaries to facilitate the Combination among the Managers yet provide appropriate variations in base salary based on the size of the companies acquired. The compensation for the three highest paid Parent Executives was equal to the highest salary paid to the executive officers of the subsidiaries ($200,000).

         Pursuant to the contracts they signed prior to the offering, Messrs. Brannan and Wojak were to receive an increase in compensation from $200,000 to $250,000 as of November 1996. However, having considered, among other things, the recommendation of the consultant retained by the Compensation Committee, it was determined that it would be preferable for Messrs. Brannan and Wojak to have incentive stock options in lieu of additional cash compensation.

Annual Incentive Plan

         The incentive plan is designed to provide current compensation to selected key employees who contribute in a substantial degree to the success of the Company. Pursuant to the plan Executives selected by the Compensation Committee (with the advice of the Chief Executive Officer) would be entitled to cash bonuses in the event that the Company achieved certain performance targets based upon sales volume, levels of responsibility and goals. Cash bonuses under the plan totaling approximately $500,000 were paid in 1997.

Long-Term Incentive Plan

         A shareholder approved long-term incentive plan consisting of the grant of stock options to key employees under the Company's 1995 Employee Stock Compensation Program (the "Program") is designed to focus executive efforts on the long-term goals of the Company and to maximize total returns to stockholders. Stock options align the interest of employees and stockholders by providing value to the executive through stock price appreciation only.

         During 1997 the Company granted a total of 100,000 stock options to key employees under the Program. The stock options granted during 1997 were granted at fair market value as of the date of grants which varied from $2.31 per share to $3.50 per share.

         It is anticipated that future stock option awards will be made periodically at the discretion of the Committee (with the advice of the Chief Executive Officer). Stock option grant sizes will be evaluated by regularly assessing competitive market practices and the overall performance of the Company.

1997 Chief Executive Officer Pay

         On February 5, 1997 Mr. Albert W. Van Ness, Jr. assumed the responsibilities of Chief Executive Officer of the Company pursuant to a one year employment agreement. The Compensation Committee amended the terms of the employment agreement in December 1997. Pursuant to the terms of the employment agreement, as amended, Mr. Van Ness was granted stock options covering 308,085 shares which vested in full in 1997. 108,085 options have an exercise price of $2.31 per share; 50,000 options have an exercise price of $3.50; 50,000 options have an exercise price of $4.87 per share; 50,000 options have an exercise price of $6.00 per share and 50,000 shares have an exercise price of $7.87 per share. All of Mr. Van Ness' options are immediately exercisable and have a ten (10) year term in accordance with the Company's 1995 Employee Stock Compensation Program. Mr. Van Ness does not receive any cash compensation from the Company under the terms of the employment agreement. Accordingly, Mr. Van Ness' compensation for 1997 is solely dependent on the stock price of the Company's securities. Mr. Van Ness and the Compensation Committee are negotiating to extend Mr. Van Ness' Employment Agreement to December 31, 1998. Terms have not yet been set, but it is anticipated that his compensation will again principally consist of stock options, aligning his interests with those of the shareholders of the Company.






         This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

         This report is furnished by the Compensation Committee of the Board of Directors.

                           Marilu Marshall, Chair

          Jon F. Hanson                         Kenneth W. Tunnell, Sr.

                           PERFORMANCE GRAPH

         The following chart compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Transportation Index for the portion of 1995 that the Company's Common Stock was registered pursuant to
Section 12 of the Exchange Act, assuming the investment of $100 on November 20, 1995 and the reinvestment of all dividends since that date to December 31, 1997.

                          [GRAPHIC OMITTED]

         The performance of the Company's Common Stock reflected above is not necessarily indicative of the future performance of the Common Stock. The total return on investment (change in the year-end stock price plus reinvested dividends) for the period shown for the Company, the S&P 500 Index and the S&P Transportation Index is based on the stock price or composite index at November 20, 1995.

         The performance chart which appears above shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee is currently comprised of Ms. Marilu Marshall, Chairman, Mr. Tunnell and Mr. Jon Hanson. None of the Committee's members have been an officer or employee of the Company. At present, no executive officer of the Company and no member of its Compensation Committee is a director or compensation committee member of any other business entity which has an executive officer that sits on the Company's Board of Directors or Compensation Committee.

                       CERTAIN TRANSACTIONS

         Real Estate Transactions

                  Mr. Brooks and members of his immediate family own various real estate partnerships which lease properties to Silver Star for use as terminals in Miami, Florida, Atlanta and Valdosta, Georgia and Dayton, Ohio. In 1997, Silver Star paid $157,570 in rent for these properties. As of January 1, 1998, the Company is obligated to pay rentals of $150,000 for these properties, which the Company believes to be the fair market rental value of the properties.

         Other Transactions

         Mr. Labe Leibowitz has an interest in Lee B. Leasing, a limited partnership which purchases automobiles and equipment and leases them to National. In 1997 National agreed to lease vehicles and other equipment from Lee
B. Leasing, which, in the aggregate, totaled $67,897 in annual lease payments. The Company believes these lease payments to be no less favorable to the Company than could be obtained from unaffiliated third parties.


         Company Policy

         In the future, transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                            PROPOSAL FIVE

              RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1998. Arthur Andersen LLP has served as the Company's independent public accountants since its formation. Although the appointment of independent public accountants is not required to be approved by the stockholders, the Board of Directors believes stockholders should participate in the selection of the Company's independent public accountants. Accordingly, the stockholders will be asked at the Meeting to ratify the Board's appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1998.

         Representatives of Arthur Andersen LLP will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL FIVE DESCRIBED ABOVE.



                        STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder at the 1999 Annual Meeting of Stockholders must be received by the Company at the address specified below no later than the close of business on December 31, 1998 to be considered for inclusion in the Proxy Statement for the 1999 Annual Meeting. Any proposal should be addressed to Joseph G. Wojak, Secretary, Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012 and should be sent by certified mail, return receipt requested.

                          OTHER MATTERS

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

                         By Order of the Board of Directors



                                            Joseph G. Wojak
                                            Secretary

April 30, 1998

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL NOR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

























                                      CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                           EMPLOYEE STOCK PURCHASE PLAN


                  1.       Purposes

                  The purposes of this Consolidated Delivery & Logistics, Inc. Employee Stock Purchase Plan (the "Plan") are to provide an incentive for Eligible Employees to continue devoting their best efforts to the success of the Company, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through ownership of its Common Stock acquired in a convenient fashion. The Plan is intended to be an "employee stock purchase plan" and to comply with section 423 of the Code.

                  2.       Definitions

                  As used herein, the following terms shall have the following respective meanings:

                  2.1. "Annual Compensation" means the basic annual rate of earnings in effect for an Eligible Employee. Annual Compensation shall not include overtime pay, bonuses or other incentive compensation, or other special payments.

                  2.2.     "Board of Directors" means the Board of Directors of
                            CDL.

                  2.3.     "CDL" means Consolidated Delivery & Logistics, Inc.,
                            a Delaware corporation.

                  2.4.     "Code" means the Internal Revenue Code of 1986, as
                            amended.

                  2.5. "Common Stock" means the Common Stock, par value $.001 per share, of CDL.

                  2.6.     "Committee" means Plan Committee described in
                            Section 13.1 below.

                  2.7. "Company" means CDL and its subsidiaries (corporations in respect of which CDL owns, directly or indirectly, at least fifty-one percent (51%) of the total issued and outstanding voting capital stock), as may be designated from time to time by the Board of Directors.

                  2.8. "Date of Offering" means the day specified by the Committee for the commencement of any Purchase Period under this Plan.

                  2.9. "Eligible Employee" means any person who has been employed by the Company (including directors of the Company who are employees) for six (6) months on a Date of Offering during the term of this Plan, except for (a) an employee whose customary employment is for twenty (20) hours per week or less; or, (b) an employee whose customary employment is for not more than five (5) months in any calendar year. Any employee who, immediately after the grant of the rights hereunder, would own (within the meaning of section 424(d) of the Code) Common Stock (including stock which such employee may purchase pursuant to this Plan) possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company, shall be ineligible to participate in this Plan.

                  2.10. "Market Price" means the fair market value of Common Stock as determined by the Committee in accordance with Section 423 of the Code and the regulations thereunder, and the determination by the Committee shall be final and binding on all participating Eligible Employees' provided, however, that unless otherwise determined by the Committee, Market Price shall be the closing sales price of the Common Stock on the Nasdaq National Market on the trading day prior to a Date of Offering.

                  2.11. "Offering Price" means the price per share of Common Stock determined by the Committee on a Date of Offering; provided, however, that such price per share may not be less than eighty-five percent (85%) of the per share Market Price.

                  2.12. "Purchase Period" means the fixed term of any offering, as described in Section 4 below.

                  3.       Scope of the Plan

                  Offers to purchase shares of Common Stock pursuant to this Plan may be made by the Company to Eligible Employees, as hereinafter provided, but not more than 500,000 shares of Common Stock shall be sold pursuant to this Plan. All offers made pursuant to this Plan shall be subject to the same rights and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be treasury shares (including shares reacquired by the Company through open market purchases or otherwise), newly issued shares, or any combination thereof.

                  4.       Offerings

                  Subject to the terms and conditions of this Plan, the Committee shall make offerings to Eligible Employees to purchase Common Stock under this Plan from time to time on the date or dates designated by the Committee. The Committee shall specify the terms and conditions for each such offering including the Date of Offering, the Offering Price, the amount of Common Stock that may be purchased thereunder, and the Purchase Period. The Purchase Period shall be a maximum of twelve (12) months from the Date of Offering, during which term payroll deductions shall be made from the Annual Compensation of Eligible Employees who agree to purchase shares of Common Stock pursuant to an offering hereunder.

                  5.       Amount of Common Stock Each Eligible Employee May
                             Purchase

                  5.1. Subject to the provisions of this Plan, and as to any offering made hereunder, an offer shall be made to each Eligible Employee to purchase up to that number of whole shares of Common Stock which has on the Date of Offering an aggregate purchase price (determined on the basis of the Offering Price) equal to ten percent (10%) of his or her Annual Compensation for the calendar year immediately preceding the Date of Offering. In the event ten percent (10%) would involve the purchase of a fractional share, the number of shares which may be purchased shall be decreased to the next lower whole number.

                  5.2. An Eligible Employee may authorize payroll deductions in respect of all offerings hereunder in which he or she has elected to participate simultaneously in an aggregate amount up to but not greater than ten percent (10%) of his or her Annual Compensation as computed on the Date of Offering for the latest offering made hereunder.

                  5.3. If Eligible Employees elect, in any one offering, to purchase Common Stock to an extent which would result in the purchase of more than the aggregate number of shares of Common Stock specified by the Committee for that offering, the Committee shall issue shares of Common Stock on a pro rata basis so that the aggregate number of shares subject to purchase under that offering does not exceed such specified number of shares.

                  5.4. No Eligible Employee may be made an offer to purchase shares of Common Stock which would permit his or her total rights to purchase shares of stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at of the date the offer was made) for each calendar year during which any such offer made to such individual is outstanding at any time, all in accordance with the provisions of Section 423(b)(8) of the Code and the regulations promulgated thereunder.

                  5.5. The Committee may establish a minimum dollar participation or a minimum number of shares of Common Stock which an Eligible Employee may elect to purchase in any offering hereunder; provided, however, that any such restriction shall be applicable to all Eligible Employees in a uniform manner.

                  6.       Method of Participation

                  6.1. The Committee shall give notice to Eligible Employees at least 15 days prior to a Date of Offering of each offering to purchase shares of Common Stock pursuant to this Plan and the terms and conditions of each offering. Such notice shall specify the determination of the number of shares of Common Stock to be offered to each Eligible Employee, the Offering Price, the Purchase Period, and such other information as the Committee may determine.

                  6.2. Each Eligible Employee who desires to purchase shares of Common Stock under an offering shall signify his or her election to do so in the form and manner prescribed by the Committee. Each such Eligible Employee shall also authorize the Company, in the form and manner prescribed by the Committee, to make payroll deductions to cover the aggregate purchase price of those shares of Common Stock in respect of which he or she has agreed to purchase. Such election and authorization shall continue in effect unless and until such Eligible Employee withdraws from this Plan or terminates his or her employment with the Company, as hereinafter provided, and no Eligible Employee shall be entitled to change the amount of payroll deductions authorized or withdraw payroll deductions credited to his or her account while participating in the Plan.

                  6.3. The Company shall thereafter provide each Eligible Employee purchasing Common Stock under each offering a notice indicating the number of shares offered for purchase, the Offering Price, and the pro rata reduction, if any, in accordance with Section 5.3.

                  7.       Payroll Deductions

                  7.1. The aggregate purchase price for those shares of Common Stock which each Eligible Employee has elected to purchase pursuant to an offering shall be deducted from his or her Annual Compensation during the Purchase Period specified in the offering through payroll deductions from each regular pay check, in substantially equal installments. Such payroll deductions shall commence with the payroll period in which the applicable Date of Offering occurs, and shall continue through the payroll period for the last day of the Purchase Period. An Eligible Employee may not make any separate cash payment for shares purchased.

                  7.2. In the event the payroll deductions of an Eligible Employee participating in this Plan are temporarily discontinued because of leave of absence, lay-off, temporary disability or other similar reasons, then the number of shares of Common Stock subject to purchase shall be automatically reduced. At the conclusion of each applicable Purchase Period, the Eligible Employee shall receive that number of whole shares of Common Stock which his or her aggregate payroll deductions actually made within the Purchase Period is sufficient to purchase. The balance of such payroll deductions, if any, shall be refunded to the Eligible Employee in cash, without interest, within thirty (30) days after the end of the applicable Purchase Period. Any leave of absence that exceeds 90 days shall be deemed a termination of employment and be governed by
Section 9.

                  In the event that an employee resumes his or her employment with the Company subsequent to a temporary discontinuance of payroll deductions for any of the reasons hereinabove set forth and prior to the end of the applicable Purchase Period(s), and said employee is an Eligible Employee, said Eligible Employee may elect to resume payroll deductions on the same basis as such payroll deductions were made during each applicable Purchase Period prior to the temporary discontinuance thereof and shall receive, in addition to the number of shares of Common Stock purchased with payroll deductions made prior to the temporary discontinuance, that number of whole shares of Common Stock which the aggregate payroll deductions actually made subsequent to the resumption of employment and within the applicable Purchase Period(s) is sufficient to purchase. The balance of such payroll deductions, if any, shall be refunded to the Eligible Employee in cash, without interest, within thirty (30) days after the end of the applicable Purchase Period.

                  Notification of an Eligible Employee's election to resume payroll deductions subsequent to the temporary discontinuance thereof as hereinabove provided shall be made by the filing of an appropriate notice to such effect with the Committee.

                  8.       Right to Withdraw

                  An Eligible Employee who has agreed to purchase shares of Common Stock may, at any time prior to his or her last regular payroll deduction thereunder, direct the Company to make no further deductions from his or her Annual Compensation with respect to such purchase. Upon such action, all payroll deductions with respect to such purchase shall cease. If the employee has directed that payroll deductions be discontinued, any sums deducted in respect of the offering prior to discontinuance shall be retained by the Company until the end of the Purchase Period, at which time there shall be issued to the employee the number of whole shares which can be purchased with the sum deducted and any balance of the sum shall be paid to him or her in cash, without interest, within thirty (30) days after the end of the Purchase Period.

                  Notification of an Eligible Employee's election to terminate deductions shall be made by the filing of an appropriate notice to such effect with the Committee. Withdrawal by an Eligible Employee as herein provided will not have any effect upon an employee's eligibility to participate in a succeeding offering under this Plan or in any similar plan adopted by the Company.

                  9.       Termination of Employment

                  9.1. In the event the employment of an Eligible Employee who has agreed to purchase shares of Common Stock is terminated prior to his or her final payroll deduction hereunder because of death, total and permanent disability, or retirement at or after age 65, or on any earlier date that may be approved by the Committee in its sole discretion, with the consent of the Company, the Eligible Employee or his or her legal representative, as applicable, may either:

                           (a) cancel his or her  purchase,  in which  event the
                  Company shall refund in cash, without interest and within thirty (30) days after the date of cancellation, all amounts credited to his or her account under all offerings in which he is participating under this Plan; or

                           (b) elect to receive, at the conclusion of each applicable Purchase Period, that number of whole shares of Common Stock which his or her payroll deductions actually made are sufficient to purchase, plus the balance of such payroll deductions, if any, in cash, without interest, which balance, if any, shall be refunded within thirty (30) days after the end of each applicable Purchase Period.

                  9.2. The election of an Eligible Employee or his or her legal representative, as applicable, pursuant to Section 9.1 above shall be made no later than the earlier of (a) the date three (3) months after the date of the event causing the termination of employment or (b) the last day of the Purchase Period, and shall be irrevocable when made. Notification of the election shall be filed with the Committee and, in the event no notification has been filed within the prescribed period, the Company shall act in accordance with Section 9.1(a) above. For purposes of Section 9.1(a), the date of cancellation shall be deemed to be the date upon which the notification of the election of cancellation is filed with the Committee, and, in the event that no such notice is filed, the date of cancellation shall be deemed to be last day of the three
(3) month period following the date of the event causing the termination of employment or the last day of the Purchase Period, whichever occurs first.

                  9.3. In the event the employment of an Eligible Employee who has agreed to purchase shares of Common Stock is terminated for any reason other than one of those specified in Section 9.1, the Company shall refund in cash, without interest, all amounts credited to his or her account under all offerings in which he is participating under this Plan within thirty (30) days after the date of termination of employment.

                  10.      Purchase of Shares

                  10.1. Each Eligible Employee who has accepted an offer shall be deemed to have an irrevocable obligation to purchase Common Stock on the last day of the applicable Purchase Period in accordance with the provisions of this Plan. The number of whole shares of Common Stock so purchased by each such Eligible Employee shall be determined by dividing the amount accumulated in his or her account through payroll deductions during the Purchase Period by the Offering Price, rounded down to a whole number of shares. The amount which the Eligible Employee shall pay for the shares purchased shall be determined by multiplying the number of shares of Common Stock so purchased by the Offering Price. The amount of the Eligible Employee's payroll deductions actually made shall be applied toward the purchase of the shares, and the balance of such payroll deductions which were not used for the purchase of shares, if any, shall be refunded to the Eligible Employee in cash, without interest, within thirty
(30) days after the end of the applicable Purchase Period.

                  10.2. Stock certificates evidencing the number of whole shares of Common Stock purchased by any Eligible Employee under this Plan shall be delivered to him within sixty (60) days after the end of the applicable Purchase Period.

                  11.      Rights as a Shareholder

                  An Eligible Employee who has agreed to purchase shares of Common Stock under this Plan shall not be entitled to any of the rights or privileges of a shareholder of the Company, including the right to receive any dividends which may be declared by the Company, until such time as he has actually paid the purchase price for such shares and certificates have been issued to him or her in accordance with Section 10 hereof.

                  12.      Rights Not Transferable

                  An Eligible Employee's rights under this Plan are exercisable, during his or her lifetime, only by him and such rights (including payroll deductions credited to an Eligible Employee's account and any rights to receive shares under the Plan) may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign, or transfer such rights shall be void.

                  13.      Administration of the Plan

                  13.1. This Plan shall be administered by the Committee,  which shall be comprised of from two (2) to four (4) members of the Board of Directors as the Board of Directors shall determine. The Committee is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation, and application of this Plan, and all such determinations shall be conclusive and binding on all parties. Nothing contained in this Section shall be deemed to authorize the Committee to administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code or the regulations promulgated thereunder.

                  13.2. If any offer to purchase shares of Common Stock made pursuant to this Plan shall lapse, terminate or be revoked, the number of shares of Common Stock as to which such offer shall have lapsed, terminated or been revoked shall become available for sale under this Plan.

                  14.      Adjustment Upon Changes in Capitalization

                  In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares, or the like, the aggregate number and class of shares available under this Plan and the number, class, and purchase price of shares offered for purchase but not yet issued under this Plan shall be adjusted appropriately. Nothing herein contained shall be construed to require an adjustment in the aggregate number or class of shares available under the Plan or in the number, class, or purchase price of shares offered for purchase but not yet issued if a merger, consolidation, combination, or similar transaction involves the issuance of securities of the Company and the number or class of shares held by holders of Common Stock of the Company prior to the consummation of the merger, consolidation, combination, or similar transaction is not affected by any such transaction. No adjustment shall be made pursuant to this section of the Plan which would result in the purchase of a fractional share and any fractional share resulting from such adjustment shall be adjusted down to the nearest full share. Further, no adjustment shall be made pursuant to this section of the Plan which would result in a modification of the rights granted hereunder in a manner which would disqualify this Plan as an "employee stock purchase plan" under the provisions of Section 423 of the Code.

                  15.      Merger, Consolidation, Reorganization, Liquidation
                               and Dissolution

                  15.1. In the event of a merger, consolidation, or sale of all or substantially all of the Company's assets or other reorganization in which the Company is not the surviving or acquiring corporation, or in which the Company is or becomes a wholly owned subsidiary of another corporation after a reorganization, the Board of Directors shall, in good faith, but in its sole and absolute discretion, seek to arrange any such merger, consolidation, sale of assets, or other reorganization to specifically provide for the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets either (a) to adopt this Plan so that the securities of such corporation are offered in lieu of Common Stock, or (b) to the extent that rights granted hereunder are not deemed to be exercised until the last day of the applicable Purchase Period, to settle the participating Eligible Employees' rights by payment of cash or other consideration for such rights on a basis approved by the Board of Directors. In the event that the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets is to adopt this Plan, such arrangements shall include the adjustment of outstanding offers to provide that the securities of the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets shall become subject to such offers in lieu of Common Stock on the basis approved by the Board of Directors.

                  15.2. If provisions for the adoption of this Plan by the corporation surviving the merger, consolidation, or other reorganization or acquiring the assets or the settlement of rights cannot be arranged, as described in Section 15.1 hereof, or if the Company is liquidated or dissolved (except a liquidation or dissolution relating to a sale of assets or other reorganization of the Company referred to in Section 15.1 hereof), then, in any of those events, outstanding offers shall terminate on the date of mailing the notice referred to in Section 15.3 hereof, the provisions of Sections 15.3 and
15.4 hereof shall apply, and each participating Eligible Employee may elect to:

                           (a) have the  funds  credited  to his or her  account
                  through payroll deductions applied in whole or in part toward the purchase of a whole number of shares of Common Stock; or

                           (b) have the funds credited to his or her account through payroll deductions refunded to him or her in cash, without interest.

                  15.3. If Section 15.2 hereof is applicable, the Committee shall give written notice of any of the events specified in Section 15.2 to each participating Eligible Employee, and said participating Eligible Employee shall have thirty (30) days from the date such notice was mailed to file a notification of his or her election pursuant to Section 15.2. In the event that no such notification has been filed with the Committee within the prescribed period, the Company shall act in accordance with subsection (b) of Section 15.2. Upon the mailing of the aforesaid notice by the Committee, which mailing shall be undertaken in sufficient advance time to allow the Eligible Employee to participate in the merger, consolidation, reorganization, liquidation, or dissolution of the Company, as the case may be, payroll deductions shall cease and the applicable Purchase Period shall be deemed concluded.

                  15.4. In the event that a participating Eligible Employee has elected to have the funds credited to his or her account through payroll deductions applied in whole or in part toward the purchase of a whole number of shares of Common Stock pursuant to subsection (a) of Section 15.2 above, he or she shall be deemed to have accepted, in whole or in part depending upon his or her election, his or her outstanding offer as of the date the notice referred to in Section 15.3 hereof is mailed and shall have an irrevocable obligation to purchase Common Stock in accordance with the provisions of this Plan. The provisions of Section 10 hereof shall govern the purchase by the participating Eligible Employee; provided, however, that (a) all Purchase Periods shall be deemed to have been concluded and all offers to purchase shall terminate in accordance with Section 15 of this Plan; (b) any reductions in the number of shares which may be purchased hereunder pursuant to Section 10.2 hereof shall be determined on a pro-rata basis; and (c) any funds credited to the Eligible Employee's account through payroll deductions not used to purchase shares shall be refunded to him in cash, without interest, and within sixty (60) days after the date the notice referred to in Section 15.3 hereof was mailed.

                  In the event that a participating Eligible Employee has elected to have the funds credited to his or her account through payroll deductions refunded to him pursuant to subsection (b) of Section 15.2 above, such funds shall be returned to him or her in cash, without interest, and within sixty (60) days after the date the notice referred to in Section 15.3 of this Plan was mailed.

                  16.      Registration of Certificates

                  Stock certificates may be registered in the name of the Eligible Employee or, if he or she so designates, in his or her name jointly with his or her spouse, with right of survivorship.

                  17.      Amendment of Plan

                  The Board of Directors may at any time amend this Plan in any respect, except that, without the approval of the holders of a majority of the shares of Common Stock then issued and outstanding and entitled to vote, no amendment shall be made (a) increasing the number of shares to be reserved under this Plan (other than as provided in Section 14), (b) decreasing the purchase price per share (other than as provided in Section 14), or (c) changing the definition of "Company" with respect to those corporations eligible to participate in the Plan.

                  18.      Termination of the Plan

                  This Plan and all rights of Eligible Employees in any offering hereunder shall terminate on the earliest of the following dates:

                           (a)      the conclusion of the last Purchase Period
                                 authorized herein;

                           (b) the day that Eligible Employees  participating in
                  offerings under this Plan become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase; or

                           (c)      any other date specified by the Board of
                             Directors in its discretion.

                  Upon termination of this Plan, shares of Common Stock shall be issued to Eligible Employees and cash, if any, remaining in the accounts of the Eligible Employees shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period. Any termination of this Plan must be effected so that the then existing rights of all participating Eligible Employees shall not be adversely affected thereby.

                  19.      Compliance with Securities Laws

                  No offers may be made, nor may Common Stock be purchased, under this Plan until the Company has taken all actions then required to comply with the Securities Act of 1933, as amended, any other applicable state securities laws, and the rules of any exchange on which Common Stock may be listed.

                  20.      Miscellaneous

                           (a)      This Plan shall become  effective  February
 25, 1998,  subject to approval,  in the manner  prescribed by law, by the shareholders of the Company within 12 months after this Plan is adopted by the Board of Directors.

                           (b)      This Plan shall not be deemed to
 constitute a contract of employment between the Company and any Eligible Employee, nor shall it interfere with the right of the Company to terminate any Eligible Employee and treat him or her without regard to the effect which such treatment might have upon him under this Plan.

                           (c)      Any and all  funds  held by the  Company
 under  this  Plan may be used for any corporate purpose.

                           (d)      This Plan and any  agreement  entered  into
 in connection therewith shall be construed, and its provisions enforced and administered, in accordance with the laws of the State of Delaware.

                           (e)      All disputes  which may arise under the
Plan or any  agreement  entered into in
connection therewith which involve judicial adjudication shall be resolved in a court of competent jurisdiction of the State of New Jersey or the United States District Court for the District of New Jersey. Any Eligible Employee who
participates in the Plan consents and agrees to submit to the personal jurisdiction of the aforesaid courts, agrees to notify the Company of any change of his or her address within sixty (60) days after the date of such change, and consents to service of any papers, notices, or process necessary or proper for any legal action in any manner permitted by the New Jersey Court rules, including, without limitation, service by registered or certified mail, return receipt requested, or, in the event the Eligible Employee refuses to accept or claim registered or certified mail, ordinary mail to his or her last known address. In the event that a participating Eligible Employee fails to notify the Company of a change of address and service by registered or certified mail as aforesaid is not accepted or claimed, such failure shall be deemed a refusal to accept or claim service of process by registered or certified mail. Any Eligible Employee of the Company who participates in the Plan acknowledges the sufficiency of service as aforesaid and waives any right that he or she may have to challenge the sufficiency of such service or to challenge in any manner the convenience of the location or the venue of any legal action brought involving the Plan or any agreement entered into in connection therewith.












































                                      CONSOLIDATED DELIVERY & LOGISTICS, INC.

                                              1995 STOCK OPTION PLAN

                                             FOR INDEPENDENT DIRECTORS

                                          (as amended on August 6, 1997)


1.       Purpose of the 1995 Stock Option Plan for Independent Directors.

                  Consolidated  Delivery  &  Logistics,   Inc.  (the  "Company")
desires to attract and retain the most qualified available individuals to serve as independent directors of the Company and to encourage the highest level of participation by those persons in the Company's achievement of its strategic goals. The 1995 Stock Option Plan for Independent Directors (the "Director Plan") is intended to contribute significantly to the attainment of these objectives, by (i) providing long-term incentives and rewards to all non-employee directors of the Company, (ii) assisting the Company in attracting and retaining independent directors with experience and ability and (iii) associating more closely the interests of such directors with those of the Company's stockholders.

                  Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Director Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


2.       Definitions.

                  As used herein, the following definitions shall apply.

                  (a) "Anniversary Date" shall mean, for each Independent Director, the date on which such Independent Director is first elected to serve on the Board and each annual anniversary of such date on which such person continues to serve on the Board as an Independent Director.

                  (b)  "Board" shall mean the Board of Directors of the Company.

                  (c)  A "Change in Control Event" shall be deemed to have
                               occurred if:

                           (i)      Any person, firm or corporation  acquires
 directly or indirectly the Beneficial
Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 50% or more of the total voting power of all the then-outstanding voting securities of the Company;

                           (ii)     the  individuals  (A)  who,  as of the
  date  of  closing  of  the  Combination
described in the Company's original registration statement constitute the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such Directors being called "Additional Original Directors") or (C) who are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board;

                           (iii)    The  stockholders  of  the  Company  shall
 approve  a  merger,  consolidation,
recapitalization or reorganization of the Company or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

                           (iv)     The  stockholders  of the Company shall
 approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the
Company's assets (i.e. 50% or more in value of the total assets of the Company).

                  (d)  "Code"  shall mean the Internal Revenue code of 1986, as amended.

                  (e)  "Committee"   shall  mean  the  stock  option   committee
appointed by the Board in accordance with paragraph 4(a) of the Director Plan.

                  (f) "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

                  (g) "Employee" shall mean any person employed on a full-time basis by the Company or any present or future Subsidiary of the Company.

                  (h) "Fair Market Value" of a share of Common Stock shall be determined as set forth in Section 7(b) of the Director Plan.

                  (i) "Independent Director" shall mean any member of the Board, who, on any Quarter Date, is not an Employee.

                  (j) "Option" shall mean the right, granted pursuant to Section 6 of the Director Plan, to purchase one or more shares of Common Stock.

                  (k) "Optionee" shall mean any person who receives an Option under the Director Plan.

                  (l) "Quarter Date" shall mean the first day on which the Common Stock is traded on the Nasdaq National Market (or the Company's principal securities exchange or over-the-counter if the Common Stock is no longer traded on the Nasdaq National Market) in January, April, July and October of each year.

                  (l) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and
(g) of the Code.


3.       Scope and Duration of the Director Plan.

                  Under the Director Plan Options to purchase Common Stock of the Company shall be granted. An aggregate of 100,000 shares of Common Stock may be granted under the Director Plan. Upon exercise of Options granted under the Director Plan, Optionees may receive authorized but unissued shares of Common Stock or shares of Common Stock which shall have been or which may be reacquired by the Company, as the Board of Directors of the Company shall from time to time determine. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 13. If an Option shall expire or terminate for any reason without having been exercised in full, the shares of Common Stock represented by the portion thereof not so exercised or surrendered shall (unless the Director Plan shall have been terminated) become available for other options under the Director Plan. No Option shall be granted under the Director Plan more than ten years after the adoption of the Director Plan by the Board. The grant of an Option is sometimes referred to as an Award thereof.


4.       Administration of the Director Plan.

                  The Board shall appoint a committee of the Board (the "Committee") to administer the Director Plan. The Committee shall consist of not less than three Directors, one of whom shall be appointed Chairperson, and none of whom shall be Independent Directors.

                  The Committee shall have authority in its discretion, subject to and not inconsistent with the express provisions of the Director Plan, to interpret the Director Plan; to prescribe, amend and rescind rules and regulations relating to the Director Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving Options qualify, to the maximum extent possible, for exemptions under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities Exchange Act of 1934, as amended; and to make all other determinations it may deem necessary or advisable for the administration of the Director Plan. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Director Plan or any Option granted under it.


5.       Eligibility.

                  (a) The only persons eligible to receive Options under the Plan shall be persons who, on a Quarter Date, constitute Independent Directors.

                  (b) No member of the Committee shall be eligible to receive Options under the Plan while serving on the Committee.


6.       Automatic Grant.

                  The Company shall grant to each Independent Director an Option to purchase 1,250 shares of Common Stock (subject to adjustment pursuant to Section 13 hereof) on each Quarter Date.


7.       Option Price.

                  (a) The purchase price per share of the Common Stock covered by each Option shall be the Fair Market Value of a share of the Common Stock on the date the Option is granted.

                  (b) If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the closing or last bid and asked prices) of a share of Common Stock on such date as reported in the Wall Street Journal (or a publication or qualifying service deemed equivalent to the Wall Street Journal for such purpose by the Committee) for the over-the-counter market or for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value, which determination shall be final and binding for all purposes hereunder.


8.       Term of Options.

                  Subject to earlier termination as provided in Paragraphs 11 and 12 and subject to acceleration as provided in Paragraph 13, the term of each Option shall be ten years from the date of grant.


9.       Exercise of Options.

                  (a) An Option granted to an Independent Director under the Director Plan shall become fully exercisable as to 100% of the shares of Common Stock covered thereby one year after the date of grant.

                  (b) An Option may be exercised as to any or all full shares of Common Stock as to which the option is then exercisable.

                  (c) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise, provided that the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a Fair Market Value on the date of the exercise equal to the portion of the purchase price being so paid. In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax and/or withholding requirements.

                  (d) Except as provided in Paragraphs 11 and 12, no Option may be exercised unless the holder thereof is then a director of the Company.

                  (e) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.


10.      Nontransferability of Options.

                  No Options granted under the Director Plan shall be transferable other than by will or by the laws of descent and distribution. Options may be exercised, during the lifetime of the holder, only by the holder.


11.      Termination of Relationship to the Company.

                  (a) In the event that any holder shall cease to be a director, except as set forth in Paragraph 12 or upon removal for cause, such Option (subject to the provisions of the Director Plan) may be exercised (to the extent that the holder was entitled to exercise at the termination of his service as a director) at any time within three months after such termination, but not more than ten years after the date on which such Option was granted.

                  (b) Other than as provided in Paragraph 11(a), Options granted under the Director Plan shall not be affected by any change of duties or position so long as the holder continues to be a director of the Company.

                  (c) Nothing in the Director Plan or in any Option granted pursuant to the Director Plan shall confer upon any individual any right to continue as a director of the Company, or affect the right of the Company or its shareholders to terminate his directorship at any time.

                  (d) Upon removal for cause, an Option shall terminate immediately.


12.      Death or Disability of Holder.

                  If a person to whom an Option has been granted under the Director Plan shall:

                  (a) die (i) while serving as a director of the Company or (ii) within three months after the termination of such position (other than termination for cause or, voluntarily on his part and without the consent of the Company, he terminates his director position with the Company, which consent shall be presumed in the case of retirement), or

                  (b) become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while serving as a director,

then if the Option was otherwise exercisable at the time of the happening of such event, such Option may be exercised as set forth herein by the holder or, in the event of death, by the person or persons to whom the holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, the period for exercise to the extent provided in Paragraph 11 shall be extended to one year in the case of the permanent and total disability or two years in the case of the death of the holder, but not more than 10 years after the date such Option was granted.


13.      Adjustments upon Changes in Capitalization.

         Notwithstanding any other provision of the Director Plan, each agreement setting forth the grant of an Option hereunder may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spinoffs, reorganizations, liquidations and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares of Common Stock as to which Options may be granted under the Director Plan to any director shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event of the dissolution, liquidation, merger or consolidation of the Company or a sale of all or substantially all of the assets of the Company, or upon any other Change in Control Event, then the Committee shall determine, in its sole discretion, either (i) to provide for the immediate exercisability of all outstanding Options (immediately prior to or upon the consummation of the Change in Control Event) or (ii) to pay the Optionees on the date of the consummation of such Change in Control Event, in consideration for the cancellation of the Options, cash equal to the aggregate difference between the Fair Market Value of the shares of Common Stock subject to the outstanding Options on the date such Change in Control Event occurs and the exercise price of the outstanding Options.

14.      Effectiveness of the Director Plan.

                  The Director Plan as amended by the Board on August 6, 1997 shall become effective as of October 1, 1997 subject to approval by the shareholders within one year of the date of approval by the Board. If any options are granted under the Director Plan as amended and shareholder approval is not timely obtained, all options granted hereunder from and after the date of amendment shall be void. The exercise of the Options under the Director Plan shall be subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933 with respect to such shares of Common Stock shall be effective, or other provision satisfactory to the Committee shall have been made so that shares of Common Stock may be issued without violation of such Act. If the shares of Common Stock issuable upon exercise of an Option are not registered under such Act, and if the Committee shall deem it advisable, the Optionee may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Director Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such Optionee will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.


15.      Termination and Amendment of the Director Plan.

                  The Board of Directors of the Company may, at any time prior to the termination of the Director Plan, suspend, terminate, modify or amend the Director Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares of Common Stock for which Options may be granted to any director, any reduction in the purchase price of Common Stock covered by any Option, any extension of the period during which Options may be granted or exercised, or any material modification in the requirements as to eligibility for participation in the Director Plan, shall be subject to the approval of stockholders, except that any such increase, reduction or change that may result from adjustments authorized by Paragraph 13 shall not require such approval. Notwithstanding the foregoing, the Director Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. No suspension, termination, modification or amendment the Director Plan may, without the express written consent of the director to whom an Option shall theretofore have been granted, adversely affect the rights of such director under such Option.


16.      Financing for Investment in Stock of the Company.

                  The Committee may cause the Company or any Subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Company or any Subsidiary or shares of Common Stock, to any director under the Director Plan who shall have so served for a period of at least one year at the end of the fiscal year ended immediately prior to arranging such financing; but the Committee may, in any specific case, authorize financing for a director who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the director of shares of Common Stock pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Company. The maximum amount of liability incurred by the Company and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable laws, rules, and regulations in order to avoid the imputation of interest at a higher rate. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board that such financing may reasonably be expected to benefit the Company, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Company or such Subsidiary, and applicable laws.


17.      Severability.

                  In the event that any one or more provisions of the Director Plan or any agreement pursuant to which an Option is granted, or any action taken pursuant to the Director Plan or such agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Director Plan or of such or any other agreement but in such particular jurisdiction and instance the Director Plan and the affected agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.


18.  Conditions Upon Issuance of Shares.

                  Shares of Common Stock shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the shares may then be listed or any national securities association maintaining a market in which the shares are then included.

                  The inability of the Company to obtain any approval or consent from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such shares.

                  As a condition to the exercise of any Option, the Company may require the person exercising the Option to make such representations and warranties, and to agree to any restrictions with respect to the sale of the shares of Common Stock issuable upon the exercise, as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.


19.  Sunday or Holiday.

                  In the event that the time for the performance of any action or the giving of any notice is called for under the Plan within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.


20.  Governing Law.

                  The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.


















































                  CONSOLIDATED DELIVERY & LOGISTICS, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 17, 1998

         The undersigned hereby appoints Albert W. Van Ness, Jr., William T. Brannan, and Joseph G. Wojak, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Consolidated Delivery & Logistics, Inc. Annual Meeting of Stockholders to be held on June 17, 1998 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the By-law amendment authorizing staggered terms for directors, FOR the board's nominees for director, FOR the adoption of the Employee Stock Purchase Plan, FOR the amendment to the 1995 Stock Option Plan for Independent Directors and FOR the ratification of the Company's Independent accountants.


                     PLEASE INDICATE YOUR VOTE ON THE OTHER SIDE.

            (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)


















                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5

                                                                                      FOR          AGAINST          ABSTAIN
                                                                                -------------    -------------    --------------

1.  Ratification of By-law amendment authorizing staggered terms for the Board of Directors.
                                                                                 -------------    -------------    --------------

                                                                                 Against all nominees
                                                For all                        *(except as marked to
                                               nominees                            the contrary below)    Nominees:
                                          ---------------                              ------------


2.  Election of 9 Directors.
                                          ---------------                              ------------
* To withhold authority for any individual nominees, print nominee's name on the line below.
                                                                                                           Class I
                                                                                                     Albert W. Van Ness, Jr.
_________________________________________________________________________                            Labe Leibowitz
                                                                                                     Kenneth W. Tunnell
                                                                                                           Class II
                                                                                                     William T. Beaury
                                                                                                     Michael Brooks
                                                                                                     Jon F. Hanson
                                                                                                            Class III
                                                                                                     William T. Brannan
                                                                                                     Marilu Marshall
                                                                                                     John S. Wehrle


                                                                                       FOR          AGAINST          ABSTAIN
                                                                                 -------------    -------------    --------------

3.  Ratification of Employee Stock Purchase Plan.
                                                                                 -------------    -------------    --------------


4.  Ratification of amendment to the 1995 Stock Option Plan for Independent
    Directors.

                                                                                 -------------    -------------    --------------

  Ratification of Arthur Andersen LLP as independent public accountants for 1998.
                                                                                 -------------    -------------    --------------
